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                                                                     Exhibit 1.1


                                HERCULES TRUST II
                              Preferred Securities

                              HERCULES INCORPORATED
                        Warrants to Purchase Common Stock



                             UNDERWRITING AGREEMENT

                                                                   July 21, 1999

BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

          Hercules Trust II (the "Trust"), a statutory business trust formed under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. (Sections 3801 et seq.)), and Hercules Incorporated, a Delaware corporation (the "Company"), confirm their agreement with each of you (collectively, the "Underwriters," which term shall also include any underwriter substituted as provided in Section 10 hereof) with respect to the issuance and sale by the Company and the Trust and the purchase by the Underwriters, acting severally and not jointly, of 350,000 CRESTS Units (scheduled liquidation amount of $1,000 per unit) of the Company and the Trust (the "CRESTS Units"), each CRESTS Unit consisting of one preferred security of the Trust (each, a "Preferred Security") and one warrant to purchase 23.4192 shares of the Company's common stock, without par value ($25/48 stated value) (the "Common Stock"), at an exercise price initially equal to $1,000 per warrant (each, a "Warrant") in the respective numbers specified in said Schedule A hereto (the "Initial CRESTS Units").

          The Company will guarantee the Preferred Securities of the Trust to the extent described in the Prospectus (as defined below) (the "Preferred Securities Guarantee"). In addition, the Trust will issue its common securities (the "Common Securities"), as guaranteed by the Company to the extent set forth in the Prospectus (the "Common Securities Guarantee," and, together with the Preferred Securities Guarantee, the "Guarantees"). The purchase price received by the Trust in respect of the Preferred Securities and the Common Securities will be used to purchase the Company's Series A Junior Subordinated Deferrable Interest Debentures (the "Debt Securities").

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          The CRESTS Units will be issued pursuant to the Unit Agreement, to be dated as of the Closing Time (as defined in Section 2(c)) (the "Unit Agreement"), among the Company, the Trust and The Chase Manhattan Bank, as unit agent (the "Unit Agent").

          The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement of the Trust, to be dated as of the Closing Time (the "Trust Agreement"), among the Company, as sponsor, Israel J. Floyd, Jan M. King and Stuart C. Shears, as administrative trustees (the "Administrative Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), and Chase Manhattan Bank Delaware, as Delaware trustee (the "Delaware Trustee," and, together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Preferred Securities Guarantee will be issued pursuant to the Preferred Securities Guarantee Agreement, to be dated as of the Closing Time (the "Preferred Securities Guarantee Agreement"), between the Company and The Chase Manhattan Bank, as guarantee trustee (the "Guarantee Trustee"), and the Common Securities Guarantee will be issued pursuant to the Common Securities Guarantee Agreement, to be dated as of the Closing Time (the "Common Securities Guarantee Agreement", and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), between the Company and The Chase Manhattan Bank, as guarantee trustee. The Debt Securities will be issued pursuant to a Junior Subordinated Debentures Indenture, dated as of March 17, 1999 (the "Indenture"), as supplemented by the First Supplemental Indenture, to be dated as of the Closing Time (the "First Supplemental Indenture"), between the Company and The Chase Manhattan Bank, as debt securities trustee (the "Debt Securities Trustee"), and an Officers' Certificate, to be dated as of the Closing Time (the "Officers' Certificate") pursuant to the Indenture and the First Supplemental Indenture.

          The Warrants will be issued pursuant to the Warrant Agreement, to be dated as of the Closing Time (the "Warrant Agreement"), between the Company and The Chase Manhattan Bank, as warrant agent (the "Warrant Agent").

          The CRESTS Units, the Preferred Securities, the Preferred Securities Guarantee, the Debt Securities and the Warrants are referred to collectively as the "Securities." Shares of Common Stock issuable upon exercise of the Warrants are referred to as "Warrant Shares." The Unit Agreement, the Trust Agreement, the Guarantee Agreements, the Indenture, the First Supplemental Indenture, the Warrant Agreement and this Underwriting Agreement are referred to collectively as the "Operative Agreements."

          The Company, the Trust and certain other trusts sponsored by the Company (the "Other Hercules Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-63423) and pre-effective amendment no. 1 thereto for the registration of certain securities, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and each of the Trust Agreement, the Preferred Securities Guarantee Agreement and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company, the Trust and the Other Hercules Trusts filed a post-effective amendment thereto on November 9, 1998 and have filed such other post-effective amendments thereto as may be


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required prior to the execution of this Underwriting Agreement and each such post-effective amendment has become effective. Such registration statement (as so amended), in the form in which it became effective, is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the CRESTS Units, in the form first furnished to the Underwriters by the Trust and the Company for use in connection with the offering of the Preferred Securities and the Warrants, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the time the applicable final prospectus and the final prospectus supplement were first furnished to the Underwriters by the Trust and the Company; and provided, further, that if the Company, the Trust and the Other Hercules Trusts file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness but prior to the delivery of the applicable final prospectus and the final prospectus supplement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the delivery of the applicable final prospectus and the final prospectus supplement in the forms first furnished to the Underwriters by the Trust and the Company; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the delivery of the applicable final prospectus and the final prospectus supplement in the forms first furnished to the Underwriters by the Trust and the Company.

          SECTION 1. Representations and Warranties.

          (a) Representations and Warranties by the Company and the Trust. Each of the Trust, as to itself, and the Company, as to itself and its subsidiaries, represents and warrants to each Underwriter and to the Independent Underwriter (as defined below) as of the date hereof, as of the Closing Time and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:



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               (1) Compliance with Registration Requirements. The Trust and the
          Company meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act. The Trust and the Company have complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) is in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust or the Company, are contemplated or threatened by the Commission. In addition, each of the Trust Agreement, the Preferred Securities Guarantee and the Indenture has been duly qualified under the 1939 Act.

               At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties set forth in this subsection do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Trust and the Company in writing by any Underwriter through Banc of America Securities LLC ("Banc of America") expressly for use therein.

               Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of CRESTS Units will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time



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          and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (3) Independent Accountants. Each of the accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

               (4) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data, the summary financial information and the capitalization information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein, but the pro forma financial statements may differ from actual results.

               (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in or affecting the earnings or operations of the Trust or the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Trust, the Company or any of the Material Subsidiaries (as defined below), other than those arising in the ordinary course of business, which are, individually or in the aggregate, material with respect to the Trust or the Company and its subsidiaries considered as one enterprise or (C) except for regular dividends on the Company's Common Stock (which dividends include amounts, sometimes called "dividend equivalents," paid under the Company's employee benefit and compensation plans on the Common Stock and grants (whether options, restricted stock or other) under


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          such plans on the Common Stock, but only to the extent such amounts do not exceed the amounts of ordinary cash dividends that would be payable were such Common Stock grants treated as Common Stock), in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. "Material Subsidiary" shall mean every subsidiary of the Company that (i) is listed on Schedule B hereto, (ii) together with its subsidiaries on a consolidated basis during the 12 months preceding the date of this Underwriting Agreement accounts for (or to which may be attributed) 5% or more of the net income or assets (determined on a consolidated basis) of the Company and its subsidiaries or (iii) is otherwise necessary for the ongoing business operations of the Company or its subsidiaries, taken as a whole.

               (6) Good Standing of the Company. The Company is a duly and validly existing corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease, license and operate its properties, to conduct the business in which it is currently engaged, to issue the Guarantees, the Debt Securities, the Warrants as part of the CRESTS Units and the Warrant Shares and to enter into and perform its obligations under, or as contemplated under, the Operative Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction where its ownership, lease, licensing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect.

               (7) Good Standing of Material Subsidiaries. Each Material Subsidiary is a duly organized and validly existing entity in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease, license and operate its properties and to conduct the business in which it is currently engaged and is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each other jurisdiction where its ownership, lease, licensing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity of parties other than the Company's subsidiaries. None of the outstanding capital stock of any Material Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Material Subsidiary.

               (8) Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under the "Capitalization" section of the Prospectus. Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company. There are no authorized or outstanding


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          options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus.

               (9) Authorization of the CRESTS Units. As of the Closing Time, the CRESTS Units will have been duly authorized for issuance by the Trust, in respect of the Preferred Security component of the CRESTS Units, and the Company in respect of the Warrant component of the CRESTS Units, and, when issued and delivered against payment therefor as provided in this Underwriting Agreement, will be, in the case of the Preferred Securities, validly issued and fully paid and nonassessable undivided preferred beneficial interests in the assets of the Trust and, in the case of the Warrants, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (10) Good Standing of the Trust. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus, to issue the Preferred Securities as part of the CRESTS Units and the Common Securities and to enter into and perform its obligations under the Operative Agreements to which it is a party. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. The Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

               (11) Authorization of the Common Securities. As of the Closing Time, the Common Securities will have been duly authorized for issuance by the Trust pursuant to the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and fully paid and nonassessable undivided common beneficial interests in the assets of the Trust. The issuance of the Common Securities will not be subject to preemptive or other similar rights. As of the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

               (12) Authorization of the Preferred Securities. As of the Closing Time, the Preferred Securities will have been duly authorized for issuance by the Trust pursuant to the Trust Agreement and, when issued and delivered against payment therefor as specified in the Prospectus, will be validly issued and fully paid and non-assessable undivided preferred beneficial interests in the assets of the Trust. The issuance of the Preferred Securities will not be subject to preemptive or other similar rights. The Preferred Securities will be in the form contemplated by, and each registered holder thereof or of complete CRESTS Units will be entitled to the benefits of, the Trust Agreement.



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               (13) Authorization of the Trust Agreement. The Trust Agreement
          has been duly authorized, and (as of the Closing Time) executed and delivered, by the Company and the Administrative Trustees and, assuming due authorization, execution and delivery of the Trust Agreement by the Trustees other than the Administrative Trustees, the Trust Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (14) Authorization of the Guarantee Agreements. Each of the Guarantee Agreements has been duly authorized, and (as of the Closing
          Time) executed and delivered, by the Company and, assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustee, the Guarantee Agreements will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (15) Authorization of the Administrative Trustees. Each of the Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

               (16) Authorization of the Warrants. The Warrants have been duly authorized for issuance by the Company pursuant to the Warrant Agreement and, when issued and delivered against payment therefor as specified in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity). The Warrants will be in the form contemplated by, and each registered holder thereof or of complete CRESTS Units will be entitled to the benefits of, the Warrant Agreement.

               (17) Authorization of the Warrant Agreement. The Warrant Agreement has been duly authorized, and (as of the Closing Time) executed and delivered, by the Company and, assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent, the Warrant Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency


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          (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (18) Authorization of the Warrant Shares. The Warrant Shares issuable upon exercise of the Warrants pursuant to the Warrant Agreement have been duly authorized and reserved for issuance by the Company. The Warrant Shares, when issued in accordance with the Warrant Agreement, will be validly issued by the Company and will be fully paid and non-assessable. The issuance of the Warrant Shares is not and will not be subject to preemptive or other similar rights of any securityholder of the Company. The form of certificate used to evidence the Warrant Shares will comply in all material respects with all applicable statutory requirements, requirements of the Company's Certificate of Incorporation and By-Laws and requirements of the New York Stock Exchange.

               (19) Authorization of the Unit Agreement. The Unit Agreement has been duly authorized, and (as of the Closing Time) executed and delivered, by the Company and the Trust and, assuming due authorization, execution and delivery of the Unit Agreement by the Unit Agent, the Unit Agreement will constitute a valid and binding agreement of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (20) Authorization of this Underwriting Agreement. This Underwriting Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

               (21) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered, by the Company and, assuming due authorization, execution and delivery of the Indenture by the Debt Securities Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (22) Authorization of the First Supplemental Indenture. The First Supplemental Indenture has been duly authorized, and (as of the Closing Time), executed and delivered, by the Company and, assuming due authorization, execution and delivery by the Debt Securities Trustee, the First Supplemental Indenture will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy,


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          insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (23) Authorization of Debt Securities. The Debt Securities have been duly authorized by the Company for issuance pursuant to the Indenture, the First Supplemental Indenture and the Officers' Certificate. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment therefor as specified in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Debt Securities will be in the form contemplated by, and each registered holder thereof or, if the Debt Securities have been distributed to holders of the Preferred Securities, of complete CRESTS Units, will be entitled to the benefits of, the Indenture, the First Supplemental Indenture and the Officers' Certificate.

               (24) Descriptions of the Securities and the Operative Agreements. The Securities and the Operative Agreements, as of each Representation Date, conform and will conform, and the Warrant Shares, when issued upon exercise of the Warrants pursuant to the Warrant Agreement will conform, as applicable, in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

               (25) Absence of Defaults and Conflicts. None of the Trust, the Company or any of the Material Subsidiaries is in default or, with the giving of notice or lapse of time, would be in default under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Trust, the Company or any of the Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust, the Company or any of the Material Subsidiaries is subject (each, an "Existing Instrument"), except for such defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

               (26) Noncontravention. The issuance of the Securities and the Warrant Shares and the execution, delivery and performance by the Trust or the Company, as applicable, of the Operative Agreements and any other agreement or instrument entered into or issued or to be entered into or issued by the Trust or the Company, as applicable, in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the use of the proceeds as described under the caption "Use of Proceeds") and compliance by the Trust or the Company, as applicable, with its obligations hereunder and thereunder (A) do not and will not result in any violation of the provisions of (i) the Certificate of Incorporation or By-Laws or other constitutive documents of the Company or any Material Subsidiary or (ii) the Trust Agreement or certificate of trust of the Trust, (B) do not and will not conflict with or result in a breach of, or constitute a default or Debt Repayment Trigger Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Trust, the Company or any of the Material Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, defaults, liens (other than liens created by or contemplated in the Company's credit agreement(s) in effect), charges or encumbrances or failure to obtain consent as could not, individually or in the aggregate, result in a Material Adverse Effect and (C) do not and will not result in any violation of any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Trust, the Company or any of the Material Subsidiaries or any of their assets, properties or operations which could result in a Material Adverse Effect. "Debt Repayment Trigger Event" means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness for borrowed money in excess of $25,000,000 (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust, the Company or any of the Material Subsidiaries.

               (27) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, now pending, or to the knowledge of the Trust or the Company threatened, against or affecting the Trust, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which could reasonably be expected to result in a Material Adverse Effect, or adversely effect the consummation of the transactions contemplated under the Prospectus or the Operative Agreements or the performance by the Trust or the Company of their respective obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Trust, the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (28) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

               (29) Absence of Further Requirements. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust, the Company or any of the Material Subsidiaries or any of their respective assets, properties or operations is required for the issuance and sale (as applicable) by the Trust and the Company of the Securities or the Warrant Shares, for the due authorization, execution and delivery by the Trust or the Company of the Operative Agreements or for the performance by the Trust or the Company of the transactions contemplated under the Prospectus or the Operative Agreements, except such as have been already made, obtained or rendered, as applicable.

               (30) Stock Exchange Listing. All Warrant Shares to be issued hereunder have been or, prior to such issuance, will be approved for inclusion or listing on the principal national securities exchange or automated quotation system on which the Common Stock are listed or quoted, subject only to official notice of issuance.

               (31) Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any Warrants. Notwithstanding the foregoing, the repurchase by the Company from time to time pursuant to a share repurchase program authorized by the Board of Directors of the Company, if conducted in accordance with applicable law (including, without limitation, Regulation M and Rule 10b-18 under the 1934 Act), shall not be deemed or considered to be such stabilization or manipulation.

               (32) Possession of Intellectual Property. Except as otherwise disclosed in the Prospectus, the Company and each Material Subsidiary own, lease, license or otherwise possess adequate trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them. Neither the Company nor any of its Material Subsidiaries has received any written notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

               (33) Possession of Licenses and Permits. The Company and each Material Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess Governmental Licenses could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Material Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Material Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

               (34) Investment Company Act. Neither the Trust nor the Company is, and upon the issuance and sale (as applicable) of the Securities or the Warrant Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither the Trust nor the Company will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

               (35) Environmental Laws. (i) Except as would not have or could not reasonably be expected to result in a Material Adverse Effect, or as is not otherwise disclosed in the Prospectus:

                    (A) each of the real properties owned by the Company or any of its Material Subsidiaries (the "Real Properties") and all operations at the Real Properties are in compliance with all applicable Environmental Laws (as defined below), and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Company or any of its Material Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Real Properties that could be reasonably expected to give rise to liability under any applicable Environmental Laws;

                    (B) neither the Company nor any of its Material Subsidiaries has received any written notice of, or inquiry from any governmental authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials (as defined below) or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor does the Company or any of its Material Subsidiaries have knowledge or reason to believe that any such notice is being threatened;

                    (C) Hazardous Materials have not been transported or
               disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in each case by, or on behalf or with the permission of, the Company or any of its Material Subsidiaries;

                    (D) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Material Subsidiary, is or, to the best knowledge of the Company, will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Company or any of its Material Subsidiaries, the Real Properties or the Businesses;

                    (E) there has been no release or, to the best knowledge of the Company or any Material Subsidiary, threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations (including, without limitation, disposal) of the Company or any of its Material Subsidiaries in connection with the Real Properties or otherwise in connection with the Businesses, in violation of, or in amounts or in a manner that could give rise to liability under, Environmental Laws;

                    (F) none of the Real Properties contains, or has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or would give rise to liability under, Environmental Laws; and

                    (G) neither the Company nor any of its Material Subsidiaries has assumed any liability of any Person (other than the Company or one of its Material Subsidiaries) under any Environmental Law.

               (ii) The Company has adopted reasonable procedures that are designed to (A) ensure that for the Company and each of its Material Subsidiaries, each of their respective operations and each of the properties owned or leased by each such entity remains in compliance with applicable Environmental Laws, to the extent that the failure to comply with such Environmental Laws would result in or could be reasonably expected to result in a Material Adverse Effect and (B) manage, to the same extent as and in accordance with the practices of companies engaged in the same or a similar business, any liabilities or potential liabilities that each such entity, any of its respective operations and each of the properties owned or leased by such entity may have under applicable Environmental Laws.

          "Environmental Laws" shall mean any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Hazardous Materials" shall mean any substance, material or waste defined or regulated in or under any Environmental Laws.

          (b) Officers' Certificates. Any certificate signed by any Trustee of the Trust or any officer of the Company or any of its subsidiaries and delivered to any Underwriter, the Independent Underwriter or to counsel for the Underwriters in connection with the offering of the CRESTS Units shall be deemed a representation and warranty by the Trust or the Company, as applicable, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

          SECTION 2. Sale and Delivery to Underwriters; Closing.

          (a) Initial CRESTS Units. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust and the Company agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust and the Company, at the initial public offering price per Initial CRESTS Unit set forth in Schedule C, the number of Initial CRESTS Units set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial CRESTS Units which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

          (b) Option CRESTS Units. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust and the Company hereby grant an option to the Underwriters, severally and not jointly, to purchase 50,000 additional CRESTS Units (the "Option CRESTS Units") at a price per Option CRESTS Unit equal to the price per Initial CRESTS Unit. Such option will expire 30 days after the date of this Underwriting Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial CRESTS Units upon notice by Banc of America to the Trust and the Company setting forth the number of Option CRESTS Units as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option CRESTS Units. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Banc of America, the Trust and the Company, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Banc of America, the Trust and the Company. If the option is exercised as to all or any portion of the Option CRESTS Units, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option CRESTS Units then being purchased which the number of Initial CRESTS Units each such Underwriter has severally agreed to purchase bears to the total number of Initial CRESTS Units, subject to such adjustments as Banc of America in its discretion shall make to eliminate any sales or purchases of a fractional number of Option CRESTS Units.

          (c) Payment. Payment of the purchase price for, and delivery of, the Initial CRESTS Units shall be made at the offices of Ballard Spahr Andrews & Ingersoll, LLP, or at such other place as shall be agreed upon by Banc of America, the Trust and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of this Underwriting Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Banc of America, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that the Underwriters have exercised their option to purchase any or all of the Option CRESTS Units, payment of the purchase price for, and delivery of such Option CRESTS Units, shall be made at the above-mentioned offices of Ballard Spahr Andrews & Ingersoll, LLP, or at such other place as shall be agreed upon by Banc of America, the Trust and the Company, on the relevant Date of Delivery as specified in the notice from Banc of America to the Trust and the Company.

          Payment shall be made to the Trust, in respect of the Preferred Securities, and the Company, in respect of the Warrants, by wire transfer of immediately available funds to designated bank accounts, against delivery to Banc of America for the respective accounts of the Underwriters of the CRESTS Units to be purchased by them. It is understood that each Underwriter has authorized Banc of America, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the CRESTS Units which it has severally agreed to purchase. Banc of America, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the CRESTS Units to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d) Denominations; Registration. The CRESTS Units shall be in such denominations and registered in such names as Banc of America may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The CRESTS Units will be made available for examination and, if applicable, packaging by Banc of America in The City of New York not later than 9:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

          (e) Compensation. As compensation to the Underwriters for their commitments hereunder and in view of the fact that a portion of the proceeds of the sale of the CRESTS Units will be used to purchase Debt Securities of the Company, the Company hereby agrees to pay at the Closing Time or the relevant Date of Delivery, as the case may be, to Banc of America, for the respective accounts of the Underwriters, in immediately available funds, the commission per CRESTS Unit to be delivered at the Closing Time or the relevant Date of Delivery, as the case may be, as is specified in Schedule C hereto.

          (f) Appointment of Qualified Independent Underwriter. The Trust and the Company hereby confirm their engagement of Janney Montgomery Scott Inc. ("Janney"), and Janney hereby confirms its agreement with the Trust and the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the CRESTS Units. Janney, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

          (g) Sales Restricted to Qualified Institutional Buyers. The Underwriters will comply with the provisions of Rule 2810 of the Conduct Rules of the NASD, including, without limitation, Sections (b)(2)(B) and (b)(3)(D) thereof.

          SECTION 3. Covenants. The Trust and the Company covenant with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Trust and the Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify Banc of America immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Trust and the Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as they deem necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, they will promptly file the Prospectus. The Trust and the Company will use their best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Trust and the Company will give Banc of America notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Banc of America with copies of any such document that could reasonably relate to an investment decision for the CRESTS Units a reasonable amount of time prior to such proposed filing or use, as the case may be and will not file or use any such document to which Banc of America or counsel for the Underwriters shall reasonably object in writing within three days of receipt thereof.

          (c) Delivery of Registration Statements. The Trust and the Company have furnished or will deliver to Banc of America and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to Banc of America, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Trust and the Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Trust and the Company hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Trust and the Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Trust and the Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the CRESTS Units as contemplated in this Underwriting Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Trust and the Company will promptly prepare and file with the Commission, subject to Section 3(b), at the expense of the Company, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Trust and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as such Underwriters may reasonably request.

          (f) Compliance with Blue Sky Laws. The Trust and the Company will cooperate with the Underwriters and use their best efforts to qualify or register the Securities and the Warrant Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriters, will comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities and the Warrant Shares. Neither the Trust nor the Company will be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would as a result of such action be subject to taxation as a foreign corporation. The Trust and the Company will advise the Underwriters promptly of the suspension of the qualification or registration of (or any exemption therefrom with respect to) any Securities or Warrant Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Trust and the Company shall each use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

          (g) Earnings Statement. The Trust (to the extent applicable) and the Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) DTC. The Trust and the Company will cooperate with the Underwriters and use their best efforts to permit the CRESTS Units, the Preferred Securities and the Warrants to be eligible for clearance and settlement through the facilities of DTC.

          (i) Use of Proceeds. The Trust and the Company will use the proceeds referred to in the Prospectus under "Use of Proceeds" in the manner described therein.

          (j) Restriction on Sale of Securities. For 90 days from the date of this Underwriting Agreement, neither the Trust nor the Company will, without the prior written consent of Banc of

America, directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the 1934 Act or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the 1933 Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock, the Preferred Securities, any securities convertible into or exchangeable for the Preferred Securities or any securities substantially similar to the Preferred Securities, or any guarantee of such securities, or any subordinated debt securities, or any securities convertible into or exchangeable for such subordinated debt securities, that are substantially similar to the Debt Securities (except the Preferred Securities and the Debt Securities offered hereby), subject to the contemplated separate offering and sale of Common Stock by the Company and the granting of options and sales of shares and other similar rights under the Company's existing stock option, compensation and other employee benefit plans.

          (k) Lock-up Agreements. At the date of this Underwriting Agreement, the Underwriters shall have received an agreement or agreements substantially in the form of Exhibit D hereto signed by the persons on Schedule D hereto.

          (l) Reporting Requirements. The Trust and the Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (m) Reservation of Warrant Shares. The Company will reserve and keep available at all times, free of preemptive or other similar rights, liens and adverse claims, sufficient Warrant Shares to satisfy its obligations to issue Warrant Shares upon exercise of the Warrants and shall use its best efforts to take all actions necessary to keep the Registration Statement with respect to the Warrant Shares effective under the 1933 Act, to deliver a current prospectus which does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to holders exercising their Warrants and to otherwise comply with its obligations under the Warrant Agreement.

          SECTION 4. Payment of Expenses.

          (a) Expenses. The Company will pay all expenses incident to the performance of the obligations of the Trust and the Company under this Underwriting Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Agreement among Underwriters, the Operative Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities or the Warrant Shares, (iii) the preparation, issuance and delivery of the CRESTS Units, including the Preferred Securities and the Warrants, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the CRESTS Units to the Underwriters, as well as the preparation, issuance and delivery of the Warrant Shares, (iv) the fees and disbursements of the counsel, accountants and other advisors or agents (including transfer agents and registrars) to the Trust and the Company, as well as the fees and disbursements of the Trustees, the Guarantee Trustee, the Debt Securities Trustee, the Warrant Agent, the Unit Agent and their respective counsel, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and the Prospectus and any amendments or supplements thereto, and (vi) the cost of making the CRESTS Units, the Preferred Securities and the Warrants eligible for clearance and settlement through the facilities of DTC.

          (b) Termination of Agreement. If this Underwriting Agreement is terminated by Banc of America in accordance with the provisions of Section 5 or
Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the CRESTS Units pursuant to this Underwriting Agreement are subject to the accuracy of the representations and warranties of the Trust and the Company contained in Section 1 hereof or in certificates of any Trustees of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, the performance by the Trust and the Company of their covenants and other obligations hereunder, and the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the CRESTS Units, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinions of Counsel for Company. At the Closing Time, the Underwriters shall have received opinions, dated as of the Closing Time, of (i) Israel J. Floyd, Assistant General Counsel of the Company, (ii) Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company and (iii) Richards, Layton & Finger, P.A., counsel for the Trust, each in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Exhibits A, B and C hereto and to such further effect as counsel to the Underwriters may reasonably request. Mr. Floyd may rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP, as to matters of law involving the Internal Revenue Code of 1986, as to the laws of the State of New York and as to federal securities laws, to the extent covered by such counsel in their opinion.

          (c) Opinion of Special Tax Counsel for the Trust and the Company. At the Closing Time, the Company, the Trust and Underwriters shall have received an opinion, dated as of the Closing Time, of Ballard Spahr Andrews & Ingersoll, LLP, special tax counsel to the Trust and the Company, that (i) the Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company, (ii) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (iii) although the discussion set forth in the Prospectus under the heading "Certain U.S. Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Preferred Security and Warrant components of the CRESTS Units, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the CRESTS Units under current law. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

          (d) Opinion of Counsel for The Chase Manhattan Bank. At the Closing Time, the Underwriters shall have received an opinion, dated as of the Closing Time, of Morgan, Lewis & Bockius LLP, counsel to The Chase Manhattan Bank, as Property Trustee, Guarantee Trustee and Debt Securities Trustee, in form and substance satisfactory to the Underwriters.

          (e) Opinion of Counsel for Underwriters. At the Closing Time, the Underwriters shall have received an opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Underwriters. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, of Trustees of the Trust and of public officials.

          (f) Officers' Certificate. At the Closing Time, there shall not have been, since the date of this Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in or affecting the earnings, business or operations of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President and Chief Executive Officer or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company and of an Administrative Trustee of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Trust or the Company, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officers' or Administrative Trustee's knowledge, are threatened by the Commission.

          (g) Accountants' Comfort Letters. At the time of the execution of this Underwriting Agreement, the Underwriters shall have received from PricewaterhouseCoopers LLP and Ernst & Young LLP letters, each dated such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and financial information contained in the Registration Statement and the Prospectus.

          (h) Bring-down Comfort Letter. At the Closing Time, the Underwriters shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (i) Ratings. At the Closing Time and at any relevant Date of Delivery, there shall not have occurred since the time of execution of this Underwriting Agreement a downgrading in, or withdrawal of, the rating assigned to any securities of the Company by any national rating organization that rates securities of the Company, and no national rating organization shall have publicly announced that it has under surveillance or review its rating of any securities of the Company.

          (j) Over-Allotment Option. In the event that the Underwriters exercise their option to purchase all or any portion of the Option CRESTS Units, the representations and warranties of the Trust and the Company contained herein and the statements in any certificates furnished by the Trust or the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Banc of America shall have received:

               (1) A certificate, dated such Date of Delivery, of the President and Chief Executive Officer or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company and of an Administrative Trustee of the Trust, confirming that the certificates delivered at the Closing Time pursuant to Section 5(f) hereof remain true and correct as of such Date of Delivery.

               (2) The opinions of (i) Israel J. Floyd, Assistant General Counsel of the Company, (ii) Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company and (iii) Richards, Layton & Finger, P.A., counsel to the Trust, each in form and substance reasonably satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option CRESTS Units and otherwise to the same effect as the opinions required by Section 5(b) hereof.

               (3) The opinion of Ballard Spahr Andrews & Ingersoll, LLP, special tax counsel to the Trust and the Company, in form and substance reasonably satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option CRESTS Units and otherwise to the same effect as the opinions required by Section 5(c) hereof.

               (4) The opinion of Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option CRESTS Units and otherwise to the same effect as the opinion required by Section 5(e) hereof.

               (5) A letter from PricewaterhouseCoopers LLP, in form and substance reasonably satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(g) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

          (k) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale (as applicable) of the Securities and the Warrant Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust and the Company in connection with the issuance and sale (as applicable) of the Securities and the Warrant Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters.

          (l) Termination of Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option CRESTS Units on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option CRESTS Units on such Date of Delivery) may be terminated by the Underwriters by notice to the Trust and the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in
Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

          SECTION 6. Indemnification.

          (a) Indemnification of Underwriters. The Trust and the Company, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof), as incurred, to which such Underwriter or controlling person may be subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, neither the Trust nor the Company shall be liable insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or in the Registration Statement or any amendment thereto, the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Trust and the Company in writing by any Underwriter through Banc of America expressly for use therein; and provided, further, that neither the Trust nor the Company shall be liable to any Underwriter or any person controlling such Underwriter under the indemnity agreement provided for in this Section 6 with respect to a preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold CRESTS Units to a person to whom there was not sent or given, if required by law so to have been delivered, with or prior to the delivery of the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if (A) the Trust and the Company have previously furnished copies thereof to such Underwriter a reasonable amount of time in advance of such confirmation and (B) the applicable untrue or alleged untrue statement or omission was corrected therein.

          In addition to, and without limitation of, the joint and several obligation of the Trust and the Company to indemnify Janney as an Underwriter, the Trust and the Company, jointly and severally, also agree to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense, as incurred, incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Preferred Securities.

          (b) Indemnification of Company, Directors and Officers and the Trust and Trustees. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Trust, the Trustees and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof), as incurred, to which the Company or the Trust may become subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Trust and the Company in writing by such Underwriter through Banc of America expressly for use therein.

          (c) Actions against Parties; Notification. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought (the "Indemnified Person") pursuant to either of subsections (a) or (b) above, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (in such detail as may be available to such Indemnified Person). In no case shall an Indemnifying Person be liable under this Section 6 with respect to any claim made against an Indemnified Person unless such Indemnifying Person shall be notified in writing of the nature of the claim within a reasonable time after the Indemnified Person is aware of such claim thereof, but failure so to notify such Indemnifying Person shall not relieve it from any liability which it may have otherwise than on account of this Section 6. Upon such notice, the Indemnifying Person shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation or as provided in the next succeeding paragraph. Each Indemnified Person shall assist the Indemnifying Person in any defense undertaken pursuant to this Section 6 by providing such assistance and cooperation (including, without limitation, witness and documentary or other information) as may be reasonably requested by the Indemnifying Person in connection with such defense, provided that all reasonable costs and expenses of such assistance and cooperation shall be borne by the Indemnifying Person.

          Notwithstanding anything to the contrary herein contained, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in the applicable suit, action, proceeding, claim or demand (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or defenses available to them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) retained by the Indemnified Persons in accordance with the preceding sentence, and that all such fees and expenses, to the extent they are reasonable, shall be reimbursed as they are incurred, subject to the provisions of the succeeding paragraph. Any such separate firm for the Underwriters and controlling persons of the Underwriters shall be designated in writing by Banc of America and any such separate firm for the Company, its directors, its officers who sign the Registration Statement, the Trust, the Trustees and controlling persons of the Company or the Trust shall be designated in writing by the Company.

          Notwithstanding anything to the contrary contained herein, if indemnity is sought pursuant to the second paragraph of Section 6(a), then, in addition to the fees and expenses of counsel for the Indemnified Persons, the Indemnifying Person shall be not liable for the fees and expenses of more than one firm (in addition to any local counsel) separate from its own counsel and that of the other Indemnified Persons for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other Indemnified Persons. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter.

          The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for any Indemnified Person, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, an Indemnifying Person shall not be liable for any settlement referred to in such sentence effected without its consent if such Indemnifying Person (i) reimburses such Indemnified Person in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

          No Indemnifying Person shall, without the prior written consent of all Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 (whether or not the Indemnified Persons are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          SECTION 7. Contribution. If the indemnification provided for in
Section 6 is unavailable or insufficient to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under Section 6, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities
(i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company, on the one hand, and the Underwriters and the Independent Underwriter, on the other hand, from the offering of the CRESTS Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company, on the one hand, and the Underwriters and the Independent Underwriter, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

          The relative benefits received by the Trust and the Company, on the one hand, and the Underwriters and the Independent Underwriter, on the other hand, in connection with the offering of the CRESTS Units shall be deemed to be in the same respective proportions as the total proceeds from the offering of such CRESTS Units (before deducting expenses) received by the Trust and the Company (net of the amount of the total underwriting discount paid by the Company) and the total underwriting discounts received by the Underwriters, in each case as set forth on the cover page of the Prospectus, bear to the aggregate initial public offering price of such CRESTS Units as set forth on such cover page. The benefits received by the Independent Underwriter shall be limited to the fee it received.

          The relative fault of the Trust and the Company, on the one hand, and the Underwriters and the Independent Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any preliminary prospectus result from the fact that such Underwriter sold CRESTS Units to a person to whom there was not sent or given, if required by law so to have been delivered, with or prior to the delivery of the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if (A) the Trust and the Company has previously furnished copies thereof to such Underwriter a reasonable amount of time in advance of such confirmation and (B) the applicable untrue or alleged untrue statement or omission was corrected therein.

          The Trust, the Company, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the two immediately preceding paragraphs. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.

          Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the CRESTS Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Trustee and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Trust. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of the Initial CRESTS Units set forth opposite their names in the Schedule A hereto, and not joint.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or in certificates of Trustees of the Trust or officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect for the period contemplated by the applicable statute of limitations, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Trust or the Company, and shall survive delivery of and payment for the CRESTS Units.

          SECTION 9. Termination.

          (a) Termination. The Underwriters may terminate this Underwriting Agreement, by notice to the Trust and the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of this Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in or affecting the earnings, business or operations of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the CRESTS Units or to enforce contracts for the sale of the CRESTS Units, (iii) trading in any securities of the Trust or the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority or (iv) a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Underwriting Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the CRESTS Units which it or they are obligated to purchase under this Underwriting Agreement (the "Defaulted Securities"), then Banc of America shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Banc of America shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of CRESTS Units to be purchased on such date pursuant to this Underwriting Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Underwriting Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of CRESTS Units to be purchased on such date pursuant to this Underwriting Agreement, this Underwriting Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option CRESTS Units on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option CRESTS Units on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in (i) a termination of this Underwriting Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters, the Company and the Trust with respect to the related Option CRESTS Units, as the case may be, either Banc of America or the Company and the Trust shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

          SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Banc of America at 600 Montgomery Street, San Francisco, California 94111, attention of Jeffrey R. Lapic, with a copy to Edward F. Petrosky, Esq., Brown & Wood LLP, One World Trade Center, New York, New York 10281; and notices to the Trust and the Company shall be directed to it at Hercules Incorporated, Hercules Plaza, 1313 North Market Street, Wilmington, Delaware 19894-0001, attention of Israel J. Floyd, Esq., with a copy to Justin
P. Klein, Esq., Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.

          SECTION 12. Parties. This Underwriting Agreement shall inure to the benefit of and be binding upon each of the Trust, the Company, the Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or any provision herein contained. This Underwriting Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of CRESTS Units from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement among the Underwriters and the Trust and the Company in accordance with its terms.

                                            Very truly yours,

                                            HERCULES INCORPORATED,
                                            as Sponsor



                                            By:  /s/ GEORGE MACKENZIE
                                                --------------------------------
                                                Name:  George MacKenzie
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                            HERCULES INCORPORATED


                                            By:  /s/ GEORGE MACKENZIE
                                                --------------------------------
                                                Name:  George MacKenzie
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

CONFIRMED AND ACCEPTED,
 as of the date first above written:
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.

By:  BANC OF AMERICA SECURITIES LLC





By:  /s/ TARLTON H. LONG
    -----------------------------------
            Authorized Signatory

On behalf of itself and the other several
Underwriters

                                                                      Schedule A



                                                               Number of
                                                                Initial
                                                                 CRESTS
Underwriter                                                      Units
-----------                                                      -----
Banc of America Securities LLC ............................     192,501
Salomon Smith Barney Inc. .................................      87,500
Chase Securities Inc. .....................................      23,333
Deutsche Bank Securities Inc. .............................      23,333
J.P. Morgan Securities Inc. ...............................      23,333
                                                                -------
           Total ..........................................     350,000
                                                                -------

                                                                      Schedule B



                              Material Subsidiaries
                              ---------------------


Hercules Credit, Inc.
Hercules Flavor, Inc.
WSP, Inc.
Aqualon Company
Hercules Finance Company
FiberVisions, L.L.C.
FiberVisions Incorporated
FiberVisions Products, Inc.
Hercules International Limited
BetzDearborn, Inc.
BetzDearborn Europe, Inc.
DRC, Ltd.
BL Technologies, Inc.
BLI Holdings, Inc.
BetzDearborn Paper Process Group, Inc.
Hercules Investments Global, Ltd.
Hercules Overseas Corporation
BetzDearborn International, Inc.
Hercules Trust I
Hercules International Trade Corporation Limited
Hercules Holding BV / BVBA
Curtis Bay Insurance Co., Ltd.
Hercules Europe BVBA
FiberVisions A/S
Hercules Canada Inc.
Hercules Beringen BVBA
Hercules Doel BVBA
Aqualon France BV
Pomosin GmbH
Hercules BV
Hercules Limited
Hercules GmbH
Copenhagen Pectin A/S
BetzDearborn Canada, Inc.
Hercules Deutschland GmbH

                                                                      Schedule C



Title: CRESTS Units, each consisting of one Preferred Security of the Trust and one Warrant to purchase Common Stock of the Company.

Distribution Rate:                        6.5% per annum of the scheduled
                                          liquidation amount of $1,000 per
                                          Preferred Security, from July 27,
                                          1999, except that on and after a reset
                                          date, if any, distributions on the
                                          Preferred Securities will be payable
                                          at the annual distribution rate on the
                                          accreted liquidation amount
                                          established in the remarketing of the
                                          Preferred Securities.

Distribution Payment Dates:               March 31, June 30, September 30 and
                                          December 31, commencing September 30,
                                          1999.

Liquidation Amount:                       Initially $741.86 per Preferred
                                          Security, which will accrete to $1,000
                                          on June 30, 2029 unless the Preferred
                                          Securities are remarketed upon the
                                          occurrence of a reset event.

Redemption Provisions:                    The Trust will redeem the Preferred
                                          Securities when the Debentures are
                                          paid at maturity on June 30, 2029 or,
                                          if applicable, on the date that is one
                                          year following a reset date, if any.

Exercise Price:                           Each Warrant will entitle the holder
                                          to purchase 23.4192 shares of Common
                                          Stock at an exercise price initially
                                          equal to $1,000 (or $42.70 per share),
                                          except that, on and after a reset
                                          event, the exercise price will be
                                          reduced to the accreted liquidation
                                          amount of a Preferred Security plus
                                          accumulated distributions, if any, to
                                          the reset date. The exercise price
                                          will be subject to adjustment upon the
                                          occurrence of certain other events
                                          described in the Warrant Agreement.

Exercise Date of Warrants:                The Warrants may be exercised at any
                                          time prior to March 31, 2029 (the
                                          "Expiration Date"). However, upon the
                                          occurrence of a reset event, the
                                          Company may accelerate the Expiration
                                          Date to the date that is 15 business
                                          days following the reset date related
                                          to the reset event.

Initial Public Offering Price:            $1,000 per CRESTS Unit.

Allocation of Initial Purchase Price:     $1,000 per CRESTS Unit, $741.86 of
                                          which will be paid for the Preferred
                                          Security and $258.14 of which will be
                                          paid for the Warrant.

Underwriters Compensation:                $27.50 per CRESTS Unit.

Form: The CRESTS Units, the Preferred Securities and the Warrants will be represented by one or more global securities that will be deposited with and registered in the name of, DTC or its nominee.

                                                                      Schedule D


                           Persons Subject to Lock-Up


June B. Barry                  Alan R. Hirsig               John P. Murta
David L. Chester               Hans H. Hjorth               J. Frank Raboud
Thomas A Ciconte, Jr.          Edith E. Holiday             Larry V. Rankin
Vincent J. Corbo               Robert G. Jahn               Monika Riese Martin
Richard G. Dahlen              Bruce W. Jester              Michael J. Scott
Dominick W. DiDonna            Vikram Jog                   Stuart C. Shears
John G. Drosdick               Gaynor N. Kelley             John A. H. Shober
R. Keith Elliott               Jan M. King                  David A. Simpson
Richard M. Fairbanks, III      Ralph L. MacDonald, Jr.      Paula A. Sneed
Israel J. Floyd                George MacKenzie             Matthias Sonneveld
Thomas W. Fredericks           H. Eugene McBrayer           Harry J. Tucci
Robert E. Gallant              Peter McCausland

                                                                       EXHIBIT A


                       Form of Opinion of Israel J. Floyd


                                              July 27, 1999



BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

       Re: Issuance and Sale of 350,000 CRESTS Units

Ladies and Gentlemen:

         I am Assistant General Counsel of Hercules Incorporated (the "Company"), a Delaware corporation, and I am familiar with Hercules Trust II (the "Trust"), a Delaware statutory business trust, and the plans of the Company and the Trust to (i) issue 350,000 CRESTS Units, each consisting of one preferred security of the Trust and one warrant to purchase shares of common stock of the Company (the "Underwritten Securities"), (ii) sell the Underwritten Securities to the underwriters named in the Underwriting Agreement dated July 21, 1999 (the "Underwriting Agreement"), among the Company, the Trust and Banc of America Securities LLC, Salomon Smith Barney Inc., Chase Securities Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (the "Underwriters") and (iii) grant to the Underwriters the option to purchase an additional 50,000 CRESTS Units to cover over-allotments (collectively with the Underwritten Securities, the "CRESTS Units").

         This opinion is being delivered pursuant to Section 5(b)(i) of the Underwriting Agreement. Unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings set forth in the Underwriting Agreement.

         For the purposes hereof, I have examined or have had examined by members of the Company's legal staff, on whom you and I are justified in relying, the following: (i) a signed counterpart of the Underwriting Agreement;
(ii) a signed copy of a registration statement on Form S-3 (Registration No. 333-63423), filed by the Company and the Trust with the Commission on September 15, 1998, for the registration of the Preferred Security components of the CRESTS Units, the Warrant components of the CRESTS Units and the Warrant Shares underlying the Warrants under the 1933 Act, Pre-effective Amendment No. 1 to the registration statement on Form S-3 filed with the Commission under the 1933 Act on October 29, 1998, and Post-effective Amendment No. 1 to the registration statement on Form S-3 filed with the Commission under the 1933 Act on November 9, 1998; (iii) the opinions of Ballard Spahr Andrews & Ingersoll, LLP dated the date hereof; and (iv) the opinion of Richards, Layton & Finger, P.A. dated the date hereof. Such registration statement, as amended, initially became effective under the 1933 Act on October 30, 1998, and the post-effective amendment thereto became effective on November 9, 1998, and such registration statement, as amended, is hereinafter referred to as the "Registration Statement"; and the prospectus dated October 30, 1998, and the related prospectus supplement dated July 21, 1999 with respect to the CRESTS Units, as filed pursuant to Rule 424(b) of the 1933 Act, are hereinafter referred to collectively as the "Prospectus."

         In making my examination of documents executed by parties other than the Company or the Trust, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and I have also assumed the due authorization of all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof.

         In addition, I have examined or have had examined by members of the Company's legal staff, on whom you and I are justified in relying, the originals, or copies certified or otherwise identified to my satisfaction, of the Company's Certificate of Incorporation, as restated and amended, By-Laws, as revised and amended, and such records, documents, certificates, and other information as in my judgment are necessary or appropriate to enable me to render the opinions expressed below and relied as to matters of fact, to the extent I have deemed proper, on certificates of responsible officers of the Company and certificates and statements or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence, qualification or good standing of the Company and its Material Subsidiaries.

         The opinions set forth herein are based on and limited to the laws of the State of Delaware and the federal laws of the United States and I am not admitted to practice law in the State of New York.

         Based on and subject to the foregoing, I am of the opinion that:

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          2. The Company is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction where its ownership, lease, licensing or operation of property or the conduct of its business requires such qualification, other than in such jurisdiction or jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect.

          3. The Company has all corporate power and authority and the legal right to (a) own, lease, license and operate its properties, (b) conduct the business in which it is currently engaged and (c) enter into, and perform its obligations under, or as contemplated under, the Underwriting Agreement.

          4. Neither the Company nor any of its Material Subsidiaries is in violation of its Charter or By-Laws or other constitutive documents or is in default under any Existing Instrument, except for such defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance by the Company of the Underwriting Agreement, the consummation of the transactions therein contemplated and the compliance by the Company with its obligations thereunder
(i) do not and will not result in any violation of the provisions of the Certificate of Incorporation or By-Laws or other constitutive documents of the Company or any Material Subsidiary, (ii) do not and will not conflict with or constitute a breach of, default or a Debt Repayment Trigger Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Material Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances (other than liens, charges or encumbrances created by or contemplated in the Credit Agreement (as defined below) as in effect on the date hereof), or failure to obtain consent as would not, individually or in the aggregate, result in a Material Adverse Effect and (iii) will not result in any violation of any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or governmental body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective assets, properties or operations the result of which could result in a Material Adverse Effect.

          5. Each Material Subsidiary of the Company is a duly and validly existing entity and is in good standing under the laws of the jurisdiction of its incorporation or organization, has all corporate power and authority to own, lease, license and operate its properties and conduct its business as currently conducted. Each Material Subsidiary is duly qualified as a foreign entity in good standing in each other jurisdiction, where its ownership, lease, license or operation of property or the conduct of its business requires such qualification, other than in such jurisdiction or jurisdictions where the failure to be so qualified and be in good standing could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien (other than liens created by or contemplated in the Amended and Restated Credit Agreement dated as of April 19, 1999, among the Company and NationsBank, N.A., as Administrative Agent, and the lenders party thereto as in effect on the date hereof (the "Credit Agreement")), encumbrance, claim or equity other than of the Company or its subsidiaries or, to the best of my knowledge, any pending or threatened claim. There are no preemptive or other similar rights of any securityholder (other than the Company and its subsidiaries) with respect to the outstanding shares of capital stock of any such Material Subsidiary.

          6. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus Supplement under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit or compensation plans described or incorporated by reference in the Prospectus or upon exercise of outstanding options or warrants described or incorporated by reference in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable and, to the best of my knowledge, have been issued in compliance with federal and state securities laws. Such shares of capital stock conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus. None of the outstanding shares of capital stock was issued in violation of preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Other than as described in the Prospectus, no stockholder of the Company or any other person has any preemptive right, right of first refusal or other rights to subscribe for or purchase securities of the Company arising (a) by operation of the Certificate of Incorporation or By-Laws of the Company or the General Corporation Law of the State of Delaware or (b) to the best of my knowledge, otherwise.

          7. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which I express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

          8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          9. The statements in or incorporated by reference in the Prospectus under the captions "Legal Proceedings," "Business--Litigation" and "--Environmental Matters," insofar as such statements constitute matters of law, summaries of legal matters, the Company's Certificate of Incorporation or By-Law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by me and fairly present and summarize, in all material respects, the matters referred to therein.

          10. The Company and the Trust meet the requirements for use of Form S-3 under the 1933 Act. We have been advised by the staff of the Commission that the Registration Statement has been declared effective by the Commission under the 1933 Act. To the best of my knowledge, the Company and the Trust have complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to my knowledge, are contemplated or threatened by the Commission.

          11. To the best of my knowledge, there are no actions, suits, proceedings, inquiries or investigations before or brought by any legal or governmental agency or body now pending or, to the best of my knowledge, threatened against or affecting the Company, the Trust or any of the Company's Material Subsidiaries which are required to be disclosed in the Registration Statement and the Prospectus, other than those disclosed therein.

          12. To the best of my knowledge, there are no Existing Instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

          13. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(i) to the best of my knowledge, there has been no material adverse change, or development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, in or affecting the earnings, business, operations or financial position, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, (ii) to the best of my knowledge, there have been no transactions entered into by the Company or any of its Material Subsidiaries, other than those arising in the ordinary course of business, which are, individually or in the aggregate, material with respect to the Company and its subsidiaries, considered as one enterprise and (iii) except for regular dividends on the Company's common stock or preferred stock (which dividends include amounts (sometimes called "dividend equivalents") paid under the Company's employee benefit and compensation plans on the common stock grants (whether options, restricted stock or other) under such plans, but only to the extent such amounts do not exceed the amounts of ordinary cash dividends that would be payable were such common stock grants treated as common stock), in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          14. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement, except for such rights as have been duly waived.

         In addition, I have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and others at which the contents of the Registration Statement and the Prospectus, and any amendments thereto, and related matters were discussed, and although I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any amendments thereto, on the basis of the foregoing, nothing has come to my attention which would lead me to believe that either the Registration Statement or any amendments thereto, at the time the Company filed its Annual Report on Form 10-K for the year ended December 31, 1998 with the Commission or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the date of this opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that I express no opinion with respect to the financial statements and the notes thereto and schedules and other financial or statistical information derived therefrom included or incorporated by reference in the Registration Statement or the Prospectus).

         This letter is furnished solely for the information of the Underwriters in connection with the offering and sale of the CRESTS Units and may not be relied upon by any other person without my prior written consent in each instance.

                                         Very truly yours,



                                         Israel J. Floyd
                                         Assistant General Counsel and
                                         Corporate Secretary

                                                                       EXHIBIT B


            Form of Opinion of Ballard Spahr Andrews & Ingersoll, LLP


                                               July 27, 1999



BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

         Re:      Issuance and Sale of 350,000 CRESTS Units of
                  Hercules Incorporated and Hercules Trust II

Ladies and Gentlemen:

         We have acted as special counsel to Hercules Incorporated, a Delaware corporation (the "Company"), and Hercules Trust II, a Delaware statutory business trust (the "Trust"), in connection with (i) the execution and delivery of the Underwriting Agreement dated July 21, 1999 (the "Underwriting Agreement"), among the Company, the Trust and Banc of America Securities LLC, Salomon Smith Barney Inc., Chase Securities Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (the "Underwriters"), (ii) the issuance and sale by the Company and the Trust of 350,000 CRESTS Units, each consisting of one preferred security of the Trust and one warrant to purchase shares of common stock of the Company, and (iii) the preparation of the Company's and the Trust's registration statement on Form S-3 (Registration No. 333-63423) filed with the Commission under the 1933 Act on September 15, 1998, Pre-effective Amendment No. 1 to the Company's registration statement on Form S-3 filed with the Commission under the 1933 Act on October 29, 1998 and Post-effective Amendment No. 1 to the Company's registration statement on Form S-3 filed with the Commission under the 1933 Act on November 9, 1998. Such registration statement, as amended, is hereinafter referred to as the "Registration Statement," and the prospectus dated October 30, 1998, and the related prospectus supplement with respect to the CRESTS Units dated July 21, 1999, as filed pursuant to Rule 424(b) of the 1933 Act, are hereinafter referred to collectively as the "Prospectus."

         This opinion is being delivered to you pursuant to Section 5(b)(ii) of the Underwriting Agreement. Unless defined in this opinion, capitalized terms are used herein as defined in the Underwriting Agreement.

         In our capacity as special counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Underwriting Agreement, the Registration Statement, the Prospectus, the Indenture, the First Supplemental Indenture, the Unit Agreement, the Trust Agreement, the Warrant Agreement, the Preferred Securities Guarantee, the Common Securities Guarantee, the Officers' Certificate under the Indenture, the specimen certificate representing the CRESTS Units, the specimen certificate representing the Preferred Securities, the specimen certificate representing the Common Securities, the specimen certificate representing the Warrants, the minutes of corporate proceedings of the Company and such corporate records of the Company, and other agreements, documents and instruments, and such certificates or comparable documents of public officials, officers and representatives of the Company and other persons, and have made such inquiries of such officers, representatives and other persons and have considered such matters of law as we have deemed appropriate as the basis for the opinions hereinafter set forth. While we have reviewed the Company's reports filed under the 1934 Act, which are incorporated by reference in the Registration Statement, we did not participate in the preparation of all such reports. In all cases, we have assumed the legal capacity and competence of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified, conformed, photostatic or facsimile copies and the accuracy and completeness of all corporate records and other information made available to us by the Company.

         We have also assumed, without verification, (i) that the parties to the Underwriting Agreement and the other instruments and documents executed in connection therewith, other than the Company and the Trust, have the power (including, without limitation, corporate power where applicable) and authority to enter into and perform the Underwriting Agreement and such other instruments and documents, (ii) the due authorization, execution and delivery by such other parties of the Underwriting Agreement and such other instruments and documents, and (iii) that the Underwriting Agreement and such other instruments and documents constitute legal, valid and binding obligations of each such other party, enforceable against each such other party in accordance with their respective terms.

         As to questions of fact material to this opinion, we have relied upon the accuracy of the representations and warranties made by the Company and the Trust in the Underwriting Agreement and on the certificates of and other comparable documents submitted to us by officers and representatives of the Company, Administrative Trustees of the Trust and other persons, upon statements made to us in discussions with the Company's management and with members of the staff of the Division of Corporation Finance of the Commission and upon certificates of public officials.

         When an opinion or confirmation is given to our knowledge or to the best of our knowledge or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in this firm who have participated in the specific transaction to which this opinion relates and without any special or additional investigation undertaken for the purposes of this opinion, except as otherwise noted herein.

         Based upon the foregoing and subject to the assumptions, exceptions, limitations and qualifications set forth herein, we are of the opinion that:

                  1. Each of the Indenture and the First Supplemental Indenture have been duly authorized, executed and delivered by the Company. The Trust Agreement has been duly authorized, executed and delivered by the Company and the Administrative Trustees. Each of the Unit Agreement, the Warrant Agreement, the Preferred Securities Guarantee and the Common Securities Guarantee has been duly authorized, executed and delivered by, and is a valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms. To the extent that the Trust Agreement or the Indenture is governed by the laws of the State of New York, each of the Trust Agreement and the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  2. The Debt Securities have been duly authorized, executed and delivered by the Company. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The Debt Securities are in the form contemplated by the Indenture, the First Supplemental Indenture and the Officers' Certificate, and each registered holder thereof will be entitled to the benefits of the Indenture and the First Supplemental Indenture.

                  3. The CRESTS Units have been duly authorized for issuance by the Company in respect of their Warrant components and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, in respect of the Warrant components, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The CRESTS Units conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                  4. The Warrants have been duly authorized for issuance by the Company pursuant to the Warrant Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The Warrants are in the form contemplated by the Warrant Agreement.

                  5. The Warrant Shares issuable upon exercise of the Warrants pursuant to the Warrant Agreement have been duly authorized and reserved for issuance by the Company. The Warrant Shares, when issued in accordance with the Warrant Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable. The issuance of the Warrant Shares is not and will not be subject to preemptive or other similar rights of any securityholder of the Company and in the Delaware General Corporation Law, the Company's Amended and Restated Certificate of Incorporation or, to our knowledge, otherwise.

                  6. The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or threatened by the Commission.

                  7. The Registration Statement and the Prospectus, including the documents incorporated by reference therein, and each amendment to the Registration Statement and the Prospectus, including the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                  8. The information (A) included or incorporated by reference in the Prospectus under the captions "Description of Capital Stock," "Description of the Securities to be Offered," "Description of Debt Securities," "Description of Warrants," "Description of Trust Preferred Securities" and "Description of Guarantees," and (B) in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's Certificate of Incorporation or By-Law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

                  9. No consent, approval, authorization, order, registration, qualification or filing of or with any court or governmental agency or body is necessary or required for the due authorization, execution or delivery by the Company and the Trust of the Underwriting Agreement or for the performance by the Company and the Trust of the transactions contemplated under the Prospectus, the Underwriting Agreement, the Indenture, the Trust Agreement or the Preferred Securities Guarantee, the Unit Agreement or the Warrant Agreement, other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable.

                  10. The Indenture, the Trust Agreement and the Preferred Securities Guarantee have been duly qualified under the 1939 Act.

                  11. The Company is not, and upon the issuance and sale of the CRESTS Units as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  12. The Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation.

                  13. The Debt Securities will be classified as indebtedness for United States federal income tax purposes.

                  14. The statements made in the Prospectus under the caption "Certain U.S. Federal Income Tax Consequences," to the extent they constitute matters of law or legal conclusions, have been reviewed by us and are accurate, complete and correct and fairly present the information set forth therein.

         The opinions set forth above are subject to the following exceptions, qualifications and limitations:

         (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, marshalling or similar laws affecting creditors' rights and remedies generally; general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law); and limitations on enforceability of rights to indemnification by federal or state securities laws or regulations or by public policy;

         (b) We express no opinion as to the enforceability of any choice of law provision in any document; and

         (c) We express no opinion concerning the laws of any jurisdiction other than the federal law of the United States of America, the laws of the State of New York and the Delaware General Corporation Law, and we express no opinion on the state securities or "Blue Sky" law of any state.

                                  * * * * * * *

         In addition, although we have not undertaken, except as otherwise indicated in this opinion, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and others at which the contents of the Registration Statement and the Prospectus and related matters were reviewed and discussed. On the basis of our participation in such conferences, we do not believe that the Registration Statement, at the time the Company filed its Annual Report on Form 10-K for the year ended December 31, 1998 with the Commission or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and the notes thereto and schedules and other financial or statistical data derived therefrom included or incorporated by reference in the Registration Statement or the Prospectus).

                                  * * * * * * *

         This opinion is furnished solely for the information of the Underwriters in connection with the offering and sale of the CRESTS Units and may not be relied upon by any other person without our prior written consent.

         This opinion is limited to the matters expressly stated herein. No implied opinion may be inferred to extend this opinion beyond the matters expressly stated herein. We do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to our attention.


                                           Very truly yours,

                                                                       EXHIBIT C

              Form of Opinion of Richards, Layton & Finger, P.A.





                                  July 27, 1999



Banc of America Securities LLC
Salomon Smith Barney Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

                Re:  Hercules Trust II

Ladies and Gentlemen:

                We have acted as special Delaware counsel for Hercules Incorporated, a Delaware corporation ("Hercules"), and Hercules Trust II, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                (a) The Certificate of Trust of the Trust, dated as of September 14, 1998 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on September 14, 1998;

                (b) The Trust Agreement of the Trust, dated as of September 14, 1998, among Hercules, as sponsor, and the trustees of the Trust named therein;

                (c) The Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999 (including Annex I and Exhibits A-1 and A-2 thereto) (the "Trust Agreement"), among

Hercules, as sponsor, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

                (d) The Underwriting Agreement, dated July 21, 1999 (the "Underwriting Agreement"), among Hercules, the Trust and Banc of America Securities LLC, Salomon Smith Barney Inc., Chase Securities Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.;

                (e) The Unit Agreement, dated as of July 27, 1999 (the "Unit Agreement"), by and among Hercules, the Trust and The Chase Manhattan Bank, as unit agent;

                (f) The Indenture, dated as of March 17, 1999 (the "Original Indenture"), as supplemented by the First Supplemental Indenture, dated as of July 27, 1999 (as so supplemented, the "Indenture"), each by and between Hercules and The Chase Manhattan Bank, pursuant to which the Series A Junior Subordinated Deferrable Interest Debentures (the "Debentures") will be issued by Hercules to the Property Trustee of the Trust;

                (g) Resolutions adopted by the Board of Directors of Hercules on February 3, 1993 (Standby Resolution for Empowered Persons), August 27, 1998 (and the related Finance Committee Resolutions of the same date) and June 24, 1999;

                (h) The Officer's Certificate of Hercules, dated July 27, 1999, relating to the issuance of the Debentures;

                (i) The Prospectus, dated October 30, 1998, and the Prospectus Supplement, dated July 21, 1999 (jointly, the "Prospectus"), relating to the Trust Preferred Securities of the Trust, representing undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

                (j) A Certificate of Good Standing for the Trust, dated July 27, 1999, obtained from the Secretary of State.

                Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                For purposes of this opinion, we have not reviewed any documents other than the documents listed or referred to in paragraphs (a) through (j) above. In particular, we have not reviewed any document (other than the documents listed or referred to in paragraphs (a) through (j) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, formed, or organized, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us,
(iv) except to the extent set forth in paragraph 3 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraphs 4 and 8 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (the "Preferred Security Holders") of a Preferred Securities Certificate (substantially in the form attached to the Trust Agreement as Exhibit A-1) for the Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (viii) the receipt by the Person (the "Common Security Holder") to whom a Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") is to be issued by the Trust of a Common Securities certificate (substantially in the form attached to the Trust Agreement as Exhibit A-2) for the Common Security and the payment for the Common Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Common Securities are issued and sold to the Common Security Holder in accordance with the Trust Agreement, and as described in the Prospectus, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware, (xi) that the Trust is treated as a grantor trust for federal income tax purposes, and (xii) that the Supplemental Indenture was adopted in accordance with the terms of the Original Debenture. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

                This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                2. Under the Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus.

                3. Under the Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, the Underwriting Agreement and the Unit Agreement and (b) to issue and perform its obligations under the Preferred Securities and the Common Securities.

                4. Under the Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Underwriting Agreement and the Unit Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                5. The Trust Agreement constitutes a valid and binding obligation of Hercules and the Trustees, and is enforceable against Hercules and the Trustees, in accordance with its terms. The Indenture constitutes a valid and binding obligation of Hercules, and is enforceable against Hercules, in accordance with its terms. The Unit Agreement constitutes a valid and binding obligation of the Trust, and is enforceable against the Trust, in accordance with its terms.

                6. The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. Under the Business Trust Act, the Trust Agreement and the Unit Agreement, the issuance by the Trust of the CRESTS Units has been duly authorized by the Trust, in respect of the Preferred Security component of the CRESTS Units. Under the Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive rights. The Preferred Security Holders will be entitled to the benefits of the Trust Agreement and, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement. Under the Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                7. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust. Under the Business Trust Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights.

                8. The Debentures have been duly authorized by the Indenture and, when duly executed, authenticated, issued and delivered in accordance with the Indenture against payment of the purchase price therefor as provided in the Indenture, will be validly issued and outstanding and will constitute valid and binding obligations of Hercules, entitled to the benefits of the Indenture and enforceable against Hercules, in accordance with their terms.

                9. The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement and the Unit Agreement, the consummation by the Trust of the transactions contemplated therein and the compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulation.

                10. No filing or registration with, or authorization, approval, consent, license, order, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement and the Unit Agreement, the consummation by the Trust of the transactions contemplated in the Underwriting Agreement and the Unit Agreement, or the compliance by the Trust of its obligations thereunder.

                11. The Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                The opinions expressed in paragraphs 5 and 8 above are subject, as to enforcement, to the effect upon the Trust Agreement, the Unit Agreement, the Indenture and the Debentures of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties

(regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. To the extent that
Section 14.2 of the Trust Agreement provides that the Trust Agreement is governed by laws other than the laws of the State of Delaware, we express no opinion concerning Section 14.2 of the Trust Agreement or the effect of Section
14.2 of the Trust Agreement on the Trust Agreement. We express no opinion concerning the Indenture and the Debentures to the extent that they are governed by laws other than laws of the State of Delaware. We express no opinion concerning the enforceability of the Warrant Agreement and the Warrants or the effect their enforceability has on the Unit Agreement or the issuance of the CRESTS Units.

                We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Brown & Wood LLP's and Ballard Spahr Andrews & Ingersoll, LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. In addition, we consent to The Chase Manhattan Bank's and Chase Manhattan Bank Delaware's relying as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,


BJK/CDR

                                                                       EXHIBIT D


                                                                   July 13, 1999
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

              Re:     Proposed Public Offering of CRESTS Units
                      ----------------------------------------

Dear Sir/Madam:

         As a stockholder, director and/or executive of Hercules Incorporated ("Hercules"), I understand understands that you propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Hercules and the other parties named therein providing for the public offering of CRESTS Units, consisting of preferred securities of Hercules Trust II (the "Trust") and warrants to purchase shares of Hercules' common stock, without par value ($25/48 stated value). In recognition of the benefit that such an offering will confer upon me and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, I agree with each underwriter to be named in the Underwriting Agreement that, during a period from the date that the said public offering is priced (which date is estimated to be July 20 or 21, 1999) until ninety (90) days thereafter (which date is estimated to be October 20 or 21, 1999) I will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including, without limitation, any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities and Exchange Act of 1934 or otherwise dispose of any CRESTS Units, any shares of Hercules' common stock, any preferred securities of Hercules Trust II or warrants of Hercules owned either of record or beneficially by me, or publicly announce the intention to do any of the foregoing.

                                            Very truly yours,


                                            Signature:
                                                       -------------------------

                                            Name Printed:
                                                          ----------------------

                                            Title:
                                                   -----------------------------



                                      D-1